UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 26, 2018

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive Charlotte, North Carolina	28273
(Address of principal executive offices)	(Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 26, 2018, JELD-WEN Holding, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders. At the annual meeting, shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2018 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 - Election of Class I Directors

At the annual meeting, the Company’s shareholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2021 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Kirk Hachigian	68,906,005	27,669,989	2,808,609
Anthony Munk	80,236,077	16,339,917	2,808,609
Steven Wynne	80,537,696	16,038,298	2,808,609

Proposal No. 2 - Non-Binding Advisory Vote on Executive Compensation

The Company’s shareholders approved the non-binding, advisory vote on the compensation paid to our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
93,673,530	2,868,758	33,706	2,808,609

Proposal No. 3 - Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation

The Company’s shareholders elected ONE YEAR with respect to the frequency of future non-binding, advisory votes on the compensation paid to our named executive officers.

1 Year	2 Years	3 Years	Abstentions
95,639,937	719,764	198,908	17,385

As a result of the shareholder votes on Proposal No. 3, and in accordance with the previous recommendation of the Company’s Board of Directors as set forth in the Proxy Statement, the Company will hold future non-binding, advisory votes on the compensation paid to our named executive officers on an annual basis until the occurrence of the next advisory vote on the frequency of such votes. The next advisory vote regarding the frequency of non-binding, advisory votes on the compensation paid to our named executive officers is required to occur no later than the Company’s 2024 Annual Meeting of Shareholders.

Proposal No. 4 - Ratification of Independent Auditor

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditor for fiscal 2018.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
98,752,092	615,403	17,108	0

There were no other items of business raised during the meeting and the meeting was duly adjourned.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2018		JELD-WEN HOLDING, INC.

	By:	/s/ Laura W. Doerre
Laura W. Doerre
Executive Vice President, General Counsel and Chief Compliance Officer